Exhibit 10.6.6

PROGRAM SERVICES AGREEMENT

Between

ING Life Insurance and Annuity Company

and

ABA Retirement Funds

Purchase Order No. 7

This is Purchase Order No. 7 to the Program Services Agreement between ING Life Insurance and Annuity Company and ABA Retirement Funds (“ABA RF”) effective May 1, 2009 (the “Agreement”).

I.	Describe the Current Service Being Changed (If unrelated to any existing service, do not complete):

A.	This Purchase Order specifically addresses the modification of the Investment Options being offered on behalf of the Program.

II.	Describe the Reason for Making the Change:

A.	Northern Trust recommends adding three new Investment Options to be implemented on or about Dec 9, 2011

III.	The Proposed Change:

A.	Adding 3 new funds to the ABA RF fund line up. The 2050 Retirement Date Fund, Global All Cap Equity Fund and the Alternative Alpha Fund. The Global All Cap Equity Fund will maintain a transfer policy that will restrict a participant’s ability to make more than one transfer into the fund within any 45 calendar day period. Investments and transfers into the Alternative Alpha Fund will be limited to 15% of the aggregate value of the Core Funds at time of investment.

B.	Attendance and preparation for project meetings (external) sessions from September 2011 through December 2011 for IPS Implementation Services and IT project personnel not otherwise part of the ABA RF Program Services Unit required by the Agreement (see Section VII for additional staffing details). Meetings consist of reviewing ING Best Practices, tracking requirements and Action Items Log.

C.	Development of business and functional design documents that highlight any areas requiring development based upon the findings from the project meeting sessions.

D.	Anticipated areas of development are IPS recordkeeping system, Voice Response Unit, Pweb (participant website) and all reports and forms provided to participants and sponsors showing the Investment Options. This includes updating over 3,800 Plan Profiles to reflect the new funds, downloads for files and the AB70 subsystem and 5500 software.

IV.	Why the Change is Outside the Scope of the Current Agreement (or the Statement of Work):

A.	The total number of new investment options and timing of implementation were not defined when the current Agreement was executed.

Fee Schedule Changes (Including implementation costs and hourly rates, if applicable):

One-time Project Costs Not to Exceed $62,000

VI.	Implementation Plan and Timetable:

Implementation of the potential new Investment Options on or about December 1, 2011.

VII.	Staffing For the Implementation and Ongoing Services:

There will be no additions to ongoing staffing levels. The project will be staffed with appropriate Implementation Services (project) Team personnel and IT personnel necessary to complete the changes outlined in Section III.

Please see Attachment A which summarizes the project resources broken out by job type with total estimated project hours for each role. The resources are separated by project resources, for which the fee applies, and dedicated Program Services Unit resources, for which there is no additional cost.

VIII.	ABA RF Oversight:

ABA Retirement Funds Staff will be invited to participate in regularly scheduled project meetings to monitor the progress of the project. At the completion of the project an accounting of the total hours spent will be provided and the Program will be charged accordingly.

VIII.	Miscellaneous:

Except as otherwise specifically provided herein, all other terms and conditions of the Agreement remain unchanged. All terms and conditions of this Purchase Order constitute an integral part of the Agreement following execution of the Purchase Order and are subject to all of the terms and conditions of the Agreement.

IN WITNESS WHEREOF, each of the parties hereto have had this Purchase Order executed by its duly authorized representative evidencing that party’s agreement to the terms and conditions contained herein, effective October 19, 2011.

ABA Retirement Funds		ING LIFE INSURANCE AND ANNUITY COMPANY

By:	/s/ M. Catherine Richardson	By:	/s/ Beth Halberstadt
Name:	M. Catherine Richardson	Name:	Beth Halberstadt

Title:	President	Title:	Senior Vice President

Date:	October 11, 2011	Date:	October 18, 2011

Attachment A

Purchase Order No. 7

Implementation Services (“IS”) and Information Technology (“Info Tech”)

Project Resources

Man Hours	Resource Description	Task Description
120 hours	IS Project Manager

•      Define/Document State of Work and Plan Provision and Service requirements Documentation

•      Assemble internal project resources

•      Manage weekly internal and client project status meets

•      Provide weekly project status reports to client and ING internal management

•      Review CSA help screen changes and all communications materials

•      Approves program modules for migration

•      Document and communicate the implementation timeline

•      Develops migration schedule

•      Monitor time track/update timelines

40 hours	IS Business Systems Analyst

•      Review and sign-off on front end test plans

•      Attend all bug meets and address issues as needed

•      Document functional requirements for all aspects of the project: sweeps, EARs, internet, Statements, confirms, IVR, Statement On-Line

•      Develop use cases and test plans for client specific coding

•      Execute test for all back-end applications

•      Create all audit samples/packages for review

Attachment A

Purchase Order No. 7

225 hours	IS Quality Assurance Systems Analyst

•      Reviews all Requirements documentation

•      Develops/documents the test plan

•      Conducts test plan walk-through and obtains sign-off

•      Creates test case scenarios

•      Executes test plan and regression testing of all front end applications including: IVR, PSRWeb, PWeb, Statements, statements on-line

•      Conducts daily bug meetings

•      Updates/follow-throughs on defect tracking bug log and bug resolution

•      As needed, creates client testing package and manages client testing along with the IS Project Manager

•      Creates all audit packages and reviews with internal and external audit

60 hours	Info Tech Project Leader

•      Analysis and design: design session, requirements, and status meets and code reviews

•      Environment setup and test: coordination with Tech services (for all regions)

•      Complete templates

•      Development: Coordinates the execution of test cycles, they facilitate and coordinate all the IT program efforts – front-end, batch process, product requirements, etc.

•      Systems Test: they run all the cycles address issues/bugs, and prep for ACPT ( Acceptance Region )

•      Migration to ACPT: Us PCVS (Code moves) to migrate programs

•      ACPT Test: establishes schedules to run cycles, address issues/bugs, prep for production, code reviews

•      Escalate issues

•      Migration to production: Us PCVS (Code moves) to migrate programs

•      Production Support: Verify moves, review, post implementation support

•      Documentation: Pull together on-call and client support documentation

•      Assist in development of functional requirements

Attachment A

Purchase Order No. 7

16 hours	Info Tech Programmer

•      Performs the follow tasks: analysis, design, code development, unit test, documentation and implementation

•      These tasks are performed for the functional programs noted below as applicable to the client project requirements:

•      Periodic Sweep Process (daily, weekly, monthly, quarterly, annually)

40 hours	Business Analyst Configuration/Plan IT

•      Reviews and analyzes all client requirements

•      Sets front end application rules for OLTP and Site manager

•      Develops/codes all confirms and quarterly statements (Paper and on-line)

•      Executes unit testing

•      Migrates code/programs

•      Support IS QA testing

•      Assists in bug analysis and resolution

16 hours	VRU Developer/Business Analyst

•      Reviews and analyzes all client requirements

•      Sets all IVR flags

•      Records all script

•      Executes unit testing

•      Migrates code/programs

•      Support IS QA testing

•      Assists in bug analysis and resolution

10 hours	Technical Analyst	• Security Administration, Network, ATS, Infrastructure

16 hours	Ecommerce/Project Analyst

•      Assists in front end application development

•      Analyzes client requirements

•      Sets internet calculators and messaging

•      Creates test plans for PWeb items

•      Execute and manage the changes to the content portion of the site

Total: 543 Hours		Project Costs: $62,000

Attachment A

Purchase Order No. 7

Dedicated ABA RF Program Services Unit

Resources

Man Hours	Resource Description	Task Description
120 hours	Brian Koch Systems Support Manager

•      Attend weekly internal and client project status meets

•      Coding to update Omni to Omni in ACE and Production regions

•    Fund and Source Control Records

•    Produce Master Records

•    Create new reject/warning messages

•    Fund Pricing feed setup

•      Testing and posting to Omni coding to update in ACE and Production regions

•    Fund and Source Control Records

•    Produce Master Records

•    Create new reject/warning messages

•    Fund Pricing feed setup

•    AB70 and 5500 Subsystem

•      Attend all bug meets and address issues as needed

90 hours	Laurie Parrish Business Systems Analyst

•      Attend weekly internal and client project status meets

•      Testing and posting to Omni coding to update in ACE and Production regions

•    Fund and Source Control Records

•    Produce Master Records

•    Create new reject/warning messages

•    Fund Pricing feed setup

•    AB70 and 5500 Subsystem

•    Monthly reporting

•    Sweep modification

•    Customized confirm reporting

•    Attend all bug meets and address issues as needed

Attachment A

Purchase Order No. 7

100 hours	Lucia Crowley Senior Software Developer	• Provide coding support and technical assistance as needed

50 hours	Steve Neirs Senior Software Developer	• Provide coding support and technical assistance as needed

Total: 360 Hours		Project Costs: $0